Tidal Trust II N-CSR

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust II for the period ended July 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal Trust II for the stated period.

/s/ Eric W. Falkeis	/s/ Aaron J. Perkovich
Eric W. Falkeis	Aaron J. Perkovich
Principal Executive Officer	Treasurer/Principal Financial Officer
Tidal Trust II	Tidal Trust II

Dated:	October 7, 2025	Dated:	October 7, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.